BNY Mellon Small Cap ETF

Summary Prospectus | August 24, 2026

Ticker Symbol: BSML

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/investments/etfliterature. You can also get this information at no cost by calling 1-833-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated August 24, 2026, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.65%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.65%

* It is currently contemplated that, effective on or about December 11, 2026, BNY Mellon Small Cap Multi-Strategy Fund (Predecessor Fund), a series of BNY Mellon Funds Trust, will be reorganized into the fund (Reorganization). If deemed advisable by management, the Predecessor Fund may effect a share split (either forward or reverse) approximately two weeks in advance of the Reorganization to approximate the net asset value per share of the fund. If a share split is effected, the Reorganization is expected to occur on or about December 18, 2026. The fund will commence operations upon the completion of the Reorganization and will continue the operations of the Predecessor Fund. The “Annual Fund Operating Expenses” have been restated to reflect the fund’s expected fees and expenses for the current fiscal year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the Predecessor Fund's most recent fiscal year, the Predecessor Fund's portfolio turnover rate was 74.67% of the average value of its portfolio.

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Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of small cap companies. The fund considers small cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Russell 2000® Index, an index that measures the performance of the small cap segment of the US equity market. As of March 31, 2026, the market capitalization of the largest company in the Russell 2000® Index was approximately $34.2 billion, and the weighted average and median market capitalizations of the Russell 2000® Index were approximately $4.9 billion and $963 million, respectively. The fund invests principally in common stocks.

In constructing the fund’s portfolio, the fund's sub-adviser, Newton Investment Management North America, LLC (sub-adviser), employs a fundamental, research driven process that seeks to identify high quality small cap companies with durable growth, sound business fundamentals, and attractive valuation. The process emphasizes cash flow generation, balance sheet strength, competitive positioning, and identifiable catalysts (e.g., business fundamental changes or developments the sub-adviser believes have the potential to improve a company’s long term earnings power, cash flows, or market position over time) that can drive value creation. The sub-adviser selects stocks it believes represent the most attractive opportunities within the small cap universe, while seeking to manage risk through sector, industry and security diversification and ongoing portfolio review. While the sub-adviser considers both value- and growth-oriented factors, there are no prescribed target allocations to any particular investment style.

The fund may, from time to time, invest a significant portion (more than 20%) of its net assets in securities of companies in one or more sectors.

The fund typically sells a stock when the sub-adviser believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Small company risk: Small companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Market sector risk: To the extent the fund's investments emphasize particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

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• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disaster, the spread of infectious illness and other public health issues, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

Performance

It is currently contemplated that, effective on or about December 11, 2026, or December 18, 2026 if the Predecessor Fund effects a share split, the Predecessor Fund will be reorganized into the fund, at which time the fund will commence operations. The performance information shown below reflects that of Class M shares of the Predecessor Fund, which has a different fee structure than the fund. The fund's investment strategies are similar to those of the Predecessor Fund. The performance returns shown are based on the Predecessor Fund's fee structure and investment strategies. Past performance may have been different if the fund's current fee structure and investment strategies had been in place during the period.

The following bar chart and table provide some indication of the risks of investing in the fund. Performance results shown in the bar chart and the performance table below reflect the performance of Class M shares of the Predecessor Fund. The bar chart shows changes in the Predecessor Fund’s performance from year to year. The table compares the average annual total returns of the Predecessor Fund to those of the Russell 3000® Index, a broad measure of market performance, and the Russell 2000® Index, an index reflecting the market segments in which the Predecessor Fund invests. The Predecessor Fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  More information related to performance information may be available at www.bny.com/investments.

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Year-by-Year Total Returns as of 12/31 each year (%)
Class M

During the periods shown in the chart: Best Quarter 2020, Q2: 31.79 Worst Quarter 2020, Q1: (27.54)

The year-to-date total return of the Predecessor Fund's Class M shares as of June 30, 2026 was 24.22%.

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/25
	1 Year	5 Years	10 Years
Returns before taxes	12.38%	4.00%	9.60%
Returns after taxes on distributions	4.21%	1.13%	7.28%
Returns after taxes on distributions and sale of fund shares	12.78%	2.83%	7.42%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	12.81%	6.09%	9.62%
Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is Newton Investment Management North America LLC (NIMNA), an affiliate of the Adviser.

Karen Behr, Monty Kori, Andrew Leger and Greg Manley are the fund's primary portfolio managers, positions they have held since the fund's inception. Ms. Behr and Mr. Leger have been primary portfolio managers of the Predecessor Fund since September 2021 and Mr. Kori has been a primary portfolio manager of the Predecessor Fund since February 2025. Messrs. Kori, Leger, and Manley and Ms. Behr are currently portfolio managers at NIMNA. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on The Nasdaq Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). When available, recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads will be available at www.bny.com/investments.

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Tax Information

The fund's distributions are taxable as qualified dividend income, ordinary income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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